Earnings (loss) per share	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Earnings (loss) per share
26.	Earnings (loss) per share

Basic earnings per share amounts are calculated by dividing the net profit (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of shares outstanding during the year, increased by the number of non-vested dividend participating share-based payment awards outstanding during the period.

Diluted earnings per share amounts are calculated by dividing the net profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares, when the effect of their inclusion is dilutive (decreases earnings per share or increases loss per share).

The computation of the income (loss) and share data used in the basic and diluted earnings per share is as follows:

	2017	2016	2015
Basic earnings (loss) per share -
Net income (loss)	$369,658	$325,928	$(240,634)
Weighted-average shares outstanding	42,111	42,036	43,716
Non-vested dividend participating awards	308	322	145

	42,419	42,358	43,861

	8.71	7.69	(5.49)

	2017	2016	2015
Diluted earnings (loss) per share -
Net income (loss)	$369,658	$325,928	$(240,634)
Weighted-average shares outstanding used for basic earnings per share	42,419	42,358	43,861
Share options on issue	—	5	8

	42,419	42,363	43,869

	8.71	7.69	(5.49)